================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                   FORM 8-K/A

                      ------------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             February 2, 2001                                   333-64641
------------------------------------------------         ----------------------
Date of Report (Date of earliest event reported)         Commission File Number

                        PHILIPP BROTHERS CHEMICALS, INC.
             (Exact name of registrant as specified in its charter)

          New York                                             13-1840497
-------------------------------                          ----------------------
(State or other jurisdiction of                             (I.R.S. Employer
 incorporation or organization)                          Identification Number)

                                One Parker Plaza
                           Fort Lee, New Jersey 07024
         -------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (201) 944-6020
         -------------------------------------------------------------
              (Registrant's telephone number, including area code)

================================================================================

Item 2. Acquisition or Disposition of Assets.

      Philipp Brothers Chemicals, Inc. (the "Company") is herewith filing the financial statements required in connection with the acquisition by the Company of certain assets relating to the medicated feed additives business of Pfizer Inc. and certain of Pfizer Inc.'s subsidiaries (the "Acquisition"). The Acquisition was reported on the Company's Current Report on Form 8-K, dated December 14, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Statements of Assets Acquired as of December 31, 1999 and 1998, and the related Statements of Revenues and Operating Expenses for the years ended December 31, 1999, 1998 and 1997, with Independent Auditors' Report thereon.

      (b) Pro Forma Condensed Financial Statements (Unaudited) of the Company giving effect to the acquisition.

                  PFIZER INC. MEDICATED FEED ADDITIVE BUSINESS
             (A Business Within Pfizer Inc.'s Animal Health Group)

                              Financial Statements

                           December 31, 1999 and 1998

                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report

The Board of Directors
Pfizer Inc.:

We have audited the accompanying statements of assets acquired as of December 31, 1999 and 1998, and the related statements of revenues and operating expenses of a portion of the Pfizer Inc. Medicated Feed Additive Business (the "Business") for the years ended December 31, 1999, 1998, and 1997. These financial statements are the responsibility of Pfizer Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements were prepared to present the assets of the Business sold to Philipp Brothers Chemicals Inc. pursuant to the asset purchase agreement described in note 1, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (the "SEC"), and for inclusion in Philipp Brothers Chemicals Inc.'s Form 8-K. The financial statements are not intended to be a complete presentation of the assets, revenues, and expenses of the Business. The accompanying financial statements have been prepared in lieu of the full financial statements required by Rule 3-05 of Regulation S-X of the SEC because Pfizer Inc. has not historically maintained the Business as a separate reporting segment. The Business represents a group of products within Pfizer Inc.'s Animal Health Group, a division of Pfizer Inc. Certain costs have been allocated to the Business using bases of allocation that Pfizer Inc.'s management believes are representative of the cost to operate the Business.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets of the Business as of December 31, 1999 and 1998, and its revenues and operating expenses for the years ended December 31, 1999, 1998, and 1997, in conformity with accounting principles generally accepted in the United States of America.

September 28, 2000

                  PFIZER INC. MEDICATED FEED ADDITIVE BUSINESS
              (A Business Within Pfizer Inc.'s Animal Health Group)

                          Statements of Assets Acquired

                           December 31, 1999 and 1998

                                 (In thousands)

                                                                         1999         1998
                                                                       --------     --------
Assets acquired:
  Inventories                                                          $ 63,324       69,324
  Inventories consigned to others                                         7,967       13,728
  Property, plant, and equipment, less accumulated depreciation of
     $20,230 and $32,821 in 1999 and 1998, respectively                  32,908       46,965

  Intangible assets, less accumulated amortization of
     $470 and $376 in 1999 and 1998, respectively                         1,227        1,321
                                                                       --------     --------

           Total assets acquired                                       $105,426      131,338
                                                                       ========     ========

See accompanying notes to financial statements.

                  PFIZER INC. MEDICATED FEED ADDITIVE BUSINESS
              (A Business Within Pfizer Inc.'s Animal Health Group)

                  Statements of Revenues and Operating Expenses

                  Years ended December 31, 1999, 1998, and 1997

                                 (In thousands)

                                                           1999         1998          1997
                                                         --------     --------      --------
Net sales                                                $162,645      187,785       224,957
                                                         --------     --------      --------

Operating expenses:
     Cost of sales                                        106,873      112,676       126,017
     Selling, general, and administrative expenses         34,953       46,766        43,612
     Research and development expenses                      1,522        1,618         2,342
     Amortization of intangibles                              291        3,184         3,184
     Asset impairment                                          --      103,200            --
                                                         --------     --------      --------

               Total operating expenses                   143,639      267,444       175,155
                                                         --------     --------      --------

               Excess (deficiency) of net sales over
                  operating expenses                     $ 19,006      (79,659)       49,802
                                                         ========     ========      ========

See accompanying notes to financial statements.

                  PFIZER INC. MEDICATED FEED ADDITIVE BUSINESS
              (A Business Within Pfizer Inc.'s Animal Health Group)

                          Notes to Financial Statements

                           December 31, 1999 and 1998
                             (Dollars in thousands)

(1)   Business and Asset Purchase Agreement

      Pfizer Inc. Medicated Feed Additive Business (the "Business") is a group of products within Pfizer Inc.'s Animal Health Group, a division of Pfizer Inc. The Business sells a broad range of medicated feed additive products to the global livestock industry, either directly to large integrated livestock producers or through a network of independent distributors. The activities of the Business (production, sales and marketing, and finance) are integrated within Pfizer Inc.'s Animal Health Group. The Business includes the following products:

      o     Anticoccidials, which include Aviax, Coxistac, and Posistac;

      o     Mecadox;

      o     Virginiamycin, sold under the brand name Stafac;

      o     Terramycin and Neo-Terramycin; and

      o Other medicated feed additives, including Rumatel, Banminth, and Bloat Guard.

      Effective September 28, 2000, Pfizer Inc. sold certain assets of the Business to Philipp Brothers Chemicals Inc. ("Philipp Brothers") pursuant to an asset purchase agreement dated September 28, 2000. The assets acquired included certain inventories throughout the world, manufacturing plants and various equipment in Brazil and Belgium, and certain patents and trademarks related to the products. The actual amounts of the assets acquired are not based on the balances as of December 31, 1999 and 1998.

      The asset purchase agreement provides for the contingent transfer of the Belgian facility, the related equipment, and certain inventories. The transfer is contingent upon Philipp Brothers obtaining certain operating permits from governmental authorities. The net book value of the Belgian facility and the related equipment included on the statements of assets acquired amounted to $14,700 and $16,200 as of December 31, 1999 and 1998, respectively.

      Additionally, in accordance with the asset purchase agreement, certain inventories may not be transferred to Philipp Brothers at closing for various reasons, including expiration dates, location and quantities. Accordingly, certain products whose inventories have been included in the statements of assets acquired may be partially retained by Pfizer Inc. At this time, the amount of inventories retained for these reasons cannot be estimated and is not directly correlated with the 1999 inventory balances included in the statements of assets acquired.

                                                                     (Continued)

                  PFIZER INC. MEDICATED FEED ADDITIVE BUSINESS
              (A Business Within Pfizer Inc.'s Animal Health Group)

                          Notes to Financial Statements

                           December 31, 1999 and 1998
                             (Dollars in thousands)

(2)   Basis of Presentation

      The accompanying financial statements have been prepared in accordance with generally accepted accounting principles. The preparation of these financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates. Significant accounting estimates used include depreciation, amortization, inventory valuation allowances, sales provisions, and cost allocations. Management believes that reasonable assumptions were applied in deriving these amounts. The Business is subject to risks and uncertainties that may cause actual results to differ from estimated results, such as changes in the business environment, competition, foreign exchange rates, and legislation.

      Complete financial statements were not prepared as Pfizer Inc. did not maintain the Business as a separate reporting unit. Accordingly, certain balance sheet amounts such as cash, accounts receivable, and accounts payable are not separately identified for the Business. The statements of assets acquired include the assets of Pfizer Inc., which are being sold to Philipp Brothers and which have been historically segregated by Pfizer Inc. in its accounting records. Intangible assets in the statements of assets acquired exclude purchased goodwill, which is not specifically included in the asset purchase agreement. However, amortization of purchased goodwill is included in operating expenses in the statement of revenues and operating expenses. The statements of revenues and operating expenses include the revenues and operating expenses directly attributable to the development, manufacture, sale, and distribution of the products comprising the Business. They also include an allocation of costs attributable to the development, manufacture, sale, and distribution of the Business, which have not been historically segregated by Pfizer Inc. in its accounting records. These additional allocated costs are incurred in the local markets in which the Business manufactures and/or distributes the products. The statements of revenues and operating expenses do not include interest expenses, foreign exchange transaction gains and losses, income taxes, or any other indirect expenses not noted above.

      All significant intercompany transactions and balances have been eliminated from these financial statements. Assets acquired relating to the foreign operations are as of November 30 of each year and the related revenues and operating expenses are for the full-year periods ending on the same dates.

(3)   Summary of Significant Accounting Policies

      Inventories - Inventories are valued at the lower of cost or fair value, with cost determined for finished goods and work-in-process at the average actual cost and raw materials and supplies at the average or latest actual cost.

      Inventories consigned to others - Certain finished goods are shipped and title passes to customers pursuant to transactions that in-substance represent consigned inventory. Such inventory is reported separately in the statements of assets acquired. Revenue related to this inventory is recognized when the risk of ownership passes to the customers, typically upon resale to a third party.

                                                                     (Continued)

                  PFIZER INC. MEDICATED FEED ADDITIVE BUSINESS
              (A Business Within Pfizer Inc.'s Animal Health Group)

                          Notes to Financial Statements

                           December 31, 1999 and 1998
                             (Dollars in thousands)

      Property, plant, and equipment - Property, plant, and equipment are carried at cost less accumulated depreciation. Major improvements are capitalized, while maintenance and repairs are expensed when incurred. Depreciation is computed generally on a straight-line basis over the following estimated useful lives:

                  Buildings                            33-1/3 years
                  Machinery and equipment                8-20 years
                  Furniture, fixtures, and other     3-12-1/2 years

      Intangible assets - Intangible assets are amortized on a straight-line basis over their estimated useful lives.

      Impairment of assets - Long-lived assets are assessed for recoverability from future operations on a regular basis using undiscounted cash flows. When necessary, charges for impairments of long-lived assets are recorded for the amount by which the present value of future cash flows exceeds the carrying value of these assets.

      Foreign currency translation - The financial statements of operations outside the U.S. are maintained in their local currency. Pfizer Inc. translates assets and liabilities to their U.S. dollar equivalents at rates in effect at the balance sheet date. Revenue and expense items are translated into their U.S. dollar equivalents at average rates of exchange for the period. Translation gains and losses are not included in the accompanying statements of assets acquired because they have historically not been separately identified for the Business. The financial statements of operations in hyperinflationary countries are maintained in U.S. dollars, the reporting currency.

      Advertising expense - Advertising costs are expensed as incurred. Advertising expenses were $4,087, $5,110, and $6,073 for 1999, 1998, and 1997, respectively, and are included in selling, general, and administrative expenses.

      Allocations of costs - Certain costs incurred at the production facilities and distribution centers have been allocated to the Business on various bases, including percentage of floor space and activity level. Management believes that these allocations are representative of the activities of the Business.

(4)   Pfizer Inc. Corporate and Pfizer Inc. Animal Health Group Overhead Costs

      Pfizer Inc. corporate overhead costs relating to functions such as personnel, legal, accounting, treasury, and information systems have not been allocated to the Business because these costs are not separately identified in the accounting records for the Business. In addition, management believe that these costs would not be representative of the costs that would have been or will be incurred by the Business operating independently from Pfizer Inc.

                                                                     (Continued)

                  PFIZER INC. MEDICATED FEED ADDITIVE BUSINESS
              (A Business Within Pfizer Inc.'s Animal Health Group)

                          Notes to Financial Statements

                           December 31, 1999 and 1998
                             (Dollars in thousands)

      Pfizer Inc. Animal Health Group overhead costs relating to personnel, quality control, regulatory compliance, finance, and business development also have not been allocated to the Business, for the same reason as the Pfizer Inc. corporate overhead costs noted above.

(5)   Inventories

      Inventories related to the products sold are located in various facilities and distribution centers throughout the world and consist of the following:

                                                                 December 31
                                                             -------------------
                                                              1999         1998
                                                             -------     -------

         Raw materials                                       $19,633       6,985
         Work-in-process                                       8,174      27,445
         Finished goods                                       37,572      42,194
                                                             -------     -------
                                                              65,379      76,624
         Less allowances for obsolescence and scrap            2,055       7,300
                                                             -------     -------

                                                             $63,324      69,324
                                                             =======     =======

(6)   Property, Plant, and Equipment

      Facilities and equipment being sold relate primarily to the manufacturing plants in Guarulhos, Brazil and Rixensart, Belgium and consist of the following:

                                                                 December 31
                                                             -------------------
                                                              1999         1998
                                                             -------     -------

         Land and buildings                                  $14,993      21,922
         Machinery and equipment                              32,049      52,032
         Furniture, fixtures and other                         1,280       2,838
         Construction in progress                              4,816       2,994
                                                             -------     -------
                                                              53,138      79,786
         Less accumulated depreciation                        20,230      32,821
                                                             -------     -------

                                                             $32,908      46,965
                                                             =======     =======

      Depreciation expense totaled $5,313, $5,688, and $4,701 for the years ended December 31, 1999, 1998, and 1997, respectively.

                                                                     (Continued)

                  PFIZER INC. MEDICATED FEED ADDITIVE BUSINESS
              (A Business Within Pfizer Inc.'s Animal Health Group)

                          Notes to Financial Statements

                           December 31, 1999 and 1998
                             (Dollars in thousands)

(7)   Intangible Assets

      The carrying value of intangible assets being sold that are recorded by Pfizer Inc. are as follows:

                                                               December 31
                                                           -------------------
                                                            1999         1998
                                                           ------       ------

         Trademarks                                        $  663          663
         Covenant not to compete                              608          608
         Other                                                426          426
                                                           ------       ------
                                                            1,697        1,697
         Less accumulated amortization                        470          376
                                                           ------       ------

                                                           $1,227        1,321
                                                           ======       ======

      Amortization expense totaled $291, $3,184, and $3,184 for the years ended December 31, 1999, 1998, and 1997, respectively, which includes amortization of goodwill and Stafac-related goodwill of $197, $1,935, and $1,935, respectively.

(8)   Restructuring

      In 1998, Pfizer's antibiotic feed additive, Stafac, was banned, effective in mid-1999, throughout the European Union, resulting in asset impairment charges of $103,200 ($85,200 was to adjust intangible asset values, primarily goodwill and trademarks, and $18,000 was to adjust the carrying value of machinery and equipment). As a result of this action, Pfizer restructured its Stafac business, which resulted in the write-off of approximately $3,000 of inventory and employee terminations of $2,000. These charges are recorded in cost of sales and selling, general, and administrative expenses, respectively. In addition, Pfizer restructured other product lines within the Business, which resulted in the write-off of inventory and employee terminations of approximately $4,000 and $3,500, respectively. These charges are also recorded in cost of sales and selling, general, and administrative expenses, respectively.

      During 1999, additional restructuring charges were incurred related to the manufacturing facility in Rixensart, Belgium. These charges of $3,600 are included in cost of sales.

                                                                     (Continued)

                  PFIZER INC. MEDICATED FEED ADDITIVE BUSINESS
              (A Business Within Pfizer Inc.'s Animal Health Group)

                          Notes to Financial Statements

December 31, 1999 and 1998 (Dollars in thousands) (9) Geographic Data

        The Business sells its products either directly to large integrated livestock producers or through a network of independent distributors. The United States and Japan were the only countries to contribute more than 10% to net sales and Belgium and Brazil were the only countries to have more than 10% of long-lived assets. The following table presents this geographic information:

                                             United                                        All other
                                             States      Japan      Belgium      Brazil    countries  Consolidated
                                             ------      -----      -------      ------    ---------  ------------
        Net sales                  1999     $62,748      16,816       8,240      13,372      61,469     162,645
                                   1998      60,987      16,430      14,686      17,021      78,661     187,785
                                   1997      67,559      20,958      14,378      17,048     105,014     224,957

        Long-lived assets          1999         971          --      14,733      18,175         256      34,135
                                   1998       1,045          --      16,150      30,815         276      48,286

Philipp Brothers Chemicals, Inc.

Contents                                                             Page Number
--------                                                             -----------

Unaudited Condensed Proforma Balance Sheet as at September 30, 2000            2

Unaudited Condensed Proforma Income Statement                                  3
for the year ending June 30, 2000

Unaudited Condensed Proforma Income Statement                                  4
for the three months ending September 30, 2000

Notes to Unaudited Condensed Proforma Combined                             5 - 9
Financial Statements

January 22, 2001

Philipp Brothers Chemicals, Inc.

Unaudited condensed pro forma balance sheet as of September 30, 2000 (In thousands)

                                                      PBC                MFA               Proforma             Proforma
                                                   Historical         Historical          Adjustments           Combined
Current Assets
  Cash                                            $     5,864                                                $     5,864
  Trade receivables                                    67,870                                                     67,870
  Other receivables                                     4,314                                                      4,314
  Inventories                                          53,644        $    53,151         $     12,500 2(a)       119,295
  Prepaid expenses and other current assets             9,675                                                      9,675

                                                  ---------------------------------------------------         ----------
  Total Current Assets                                141,367             53,151               12,500            207,018

Property, plant and equipment                          75,103             31,035              (10,335) 2(a)        95,803
Intangibles                                             6,476                                                      6,476
Other assets                                           27,538                                   1,600  2(a)       29,138
                                                  ---------------------------------------------------         ----------

TOTAL ASSETS                                      $  250,484          $   84,186          $     3,765       $    338,435
                                                  ===================================================         ==========

Liabilities and Stockholders' equity
  Cash overdraft                                  $     3,675                                                 $    3,675
  Loans payable to banks                                7,078                                                      7,078
  Revolving credit facility                                 -                                  55,231  2(a)       55,231
  Current portion of long-term debt                     1,296                                                      1,296
  Accounts payable                                     32,181                                                     32,181
  Accrued expenses and other current liabilities       25,222                                                     25,222
                                                  ---------------------------------------------------         ----------

  Total Current Liabilities                            69,452                  -               55,231            124,683

Long-term debt                                        137,731                                  (8,080) 2(a)      129,651
Other liabilities                                      12,579                                                     12,579
                                                  ---------------------------------------------------         ----------

  Total Liabilities                                   219,762                  -               47,151            266,913
                                                  ---------------------------------------------------         ----------

Redeemable securities
  Preferred stock                                           -                  -               40,800  2(a)       45,000
                                                                                                4,200  2(b)
  Common stock                                          3,038                                    (420) 2(c)        2,618
  Common stock of subsidiary                              346                                                        346
                                                  ---------------------------------------------------         ----------

  Total Redeemable Securities                           3,384                  -               44,580             47,964
                                                  ---------------------------------------------------         ----------

Stockholders' equity                                                                                                   -
  Preferred stock                                         521                                                        521
  Common stock                                              2                                                          2
  Paid-in capital                                         878                                                        878
  Retained earnings                                    29,689                                  (4,200) 2(b)       25,909
                                                                                                  420  2(c)
  Accumulated other comprehensive loss                 (3,752)                                                    (3,752)
                                                  ---------------------------------------------------         ----------

  Total Stockholders' Equity                           27,338             84,186              (87,966)            23,558
                                                  ---------------------------------------------------         ----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY          $   250,484         $   84,186            $   3,765         $  338,435
                                                  ===================================================         ==========

Philipp Brothers Chemicals, Inc.

Unaudited condensed proforma income statement for the year ending June 30, 2000 (In thousands)

                                                       PBC             MFA          Proforma              Proforma
                                                    Historical      Historical     Adjustments            Combined
Sales                                               $ 318,056       $ 154,309                             $ 472,365

Cost of sales                                        (229,553)        (93,906)      $   6,597     3(a)     (317,456)
                                                                                          706     3(b)
                                                                                       (1,300)    3(c)
                                                    -----------------------------------------             ---------
Gross Margin                                           88,503          60,403           6,003               154,909
                                                    -----------------------------------------             ---------

Selling, general and                                  (74,310)        (30,594)         (2,250)    3(d)     (108,648)
  administrative expenses                                                                 291     3(e)
                                                                                       (1,785)    3(f)
Curtailment of operations at
  manufacturing facility                                1,481              --              --                 1,481
                                                    -----------------------------------------             ---------

Operating income                                       15,674          29,809           2,259                47,742

Other:
  Interest expense                                    (14,754)             --          (5,430)    3(g)      (20,717)
                                                                                         (533)    3(h)
  Interest income                                         600              --              --                   600
  Gain from property damage claim                         946              --              --                   946
  Gain on sale of assets                               13,763              --              --                13,763
  Other expense                                        (2,230)             --              --                (2,230)
                                                    -----------------------------------------             ---------

Income before taxes                                    13,999       $  29,809          (3,704)               40,104
                                                                    =========
Provision for income taxes                              3,946                          10,040     3(i)       13,986

                                                    ---------                       ---------             ---------
Net income                                          $  10,053                       $ (13,744)            $  26,118
                                                    =========                       =========             =========

Philipp Brothers Chemicals, Inc.

Unaudited condensed pro forma income statement for the three months ending September 30, 2000 (In thousands)

                                                       PBC            MFA           Proforma              Proforma
                                                    Historical     Historical      Adjustments            Combined
Sales                                               $ 70,895        $ 24,268                              $ 95,163

Cost of sales                                        (51,833)        (20,648)       $  2,518      3(a)     (70,111)
                                                                                         177      3(b)
                                                                                        (325)     3(c)
                                                    ----------------------------------------              --------
Gross Margin                                          19,062           3,620           2,370                25,052
                                                    ----------------------------------------              --------

Selling, general and                                 (17,652)         (5,673)           (562)     3(d)     (23,707)
  administrative expenses                                                                 73      3(e)
                                                                                         107      3(f)
Curtailment of operations at
  manufacturing facility                                  --              --              --                    --
                                                    ----------------------------------------              --------

Operating income (loss)                                1,410          (2,053)          1,988                 1,345

Other:
  Interest expense                                    (3,939)             --          (1,357)     3(g)      (5,429)
                                                                                        (133)     3(h)
  Interest income                                        217              --              --                   217
  Other expense                                       (1,328)             --              --                (1,328)
                                                    ----------------------------------------              --------

Income (loss) before taxes                            (3,640)       $ (2,053)            498                (5,195)
                                                                    ========
Provision (benefit) for income taxes                    (521)                           (598)     3(i)      (1,119)

                                                    --------                        --------              --------
Net income (loss)                                   $ (3,119)                       $  1,096              $ (4,076)
                                                    ========                        ========              ========

Philipp Brothers Chemicals, Inc.

1.    Basis of Presentation
      (Dollars in thousands)

The proforma condensed combined financial statements are presented for illustrative purposes only, giving effect to the acquisition as described and therefore are neither indicative of the operating results that might have been achieved had the combination occurred as of an earlier date nor indicative of operating results which may occur in the future. The condensed statement of operations of Philipp Brothers Chemicals, Inc. ("PBC") for the year ended June 30, 2000 is derived from the audited financial statements of PBC. All other financial information is unaudited.

On November 30, 2000 PBC purchased the Medicated Feed Additives (MFA) business of Pfizer, Inc. ("Pfizer"). The MFA business was a group of products within Pfizer Inc.'s Animal Health Group, a division of Pfizer. The business produces and sells a broad range of Medicated Feed Additive Products (MFAs) to the global livestock industry, either directly to large integrated livestock producers or through a network of independent distributors. The activities of the Business (production, sales and marketing, and finance) were integrated within Pfizer's Inc's Animal Health Group.

The contractual purchase price was $90,000, subject to adjustment for the level of inventories at closing, plus certain contingent payments discussed below. The purchase price reflected in the accompanying pro forma financial information includes a reduction to $79,651 to reflect the MFA inventory levels at September 30, 2000 plus transaction costs of $6,700.

The purchase price of $86,351 (including transaction costs) was paid with cash of $56,700 and the issue of a promissory note to Pfizer for $29,651. PBC financed the $56,700 cash payment through the issuance of $40,800 of redeemable preferred securities ($45,000 of redeemable preferred securities, less costs connected with the issue of those securities of $4,200) and the remaining $15,900 was financed through an extension of existing bank credit facilities. In addition, under the terms of the purchase agreement, PBC is required to pay Pfizer contingent payments for a particular product based on a percentage of future net revenues of that product. The term of the contingent payments is five years from November 30, 2000. The maximum contingent payments due under this arrangement are limited to $55,000 of which the maximum annual payment is limited to $12,000. In addition, PBC is required to pay Pfizer contingent payments on other products based on certain gross profit levels of the MFA business. The term of the contingent payments is five years from November 30,2000 and the maximum contingent payments due under this arrangement are limited to $10,000. The contingent payment criteria related to the gross profit levels were not met in the proforma periods presented.

The promissory note due to Pfizer matures in 2003. Interest at 13% is payable semi-annually in arrears.

The redeemable preferred securities were issued to Palladium Equity Partners II LP, Palladium Equity Partners IIA LP and Palladium Investors II LP, collectively part of Palladium Equity Partners LLC, as follows:

         Preferred B - $25,000 - 25,000 shares
         Preferred C - $20,000 - 20,000 shares

The redeemable preferred stock is entitled to cumulative cash dividends, payable semi-annually, at 15% per annum of the liquidation value. The liquidation value of the Preferred B stock is an amount equal to $1 per share plus all accrued and unpaid dividends (the "Liquidation Value"). The redeemable preferred C stock is entitled to the Liquidation Value plus a percentage of the equity value of PBC, as defined in the preferred stock agreements. The equity value is calculated as a multiple of the earnings before interest, tax, depreciation and amortization ("EBITDA") of the combined PBC business ("Equity Value"). PBC may, at the date of the annual closing anniversary, redeem the Participating Preferred B, in whole or in part at the Liquidation Value, for cash, provided that if Preferred B is redeemed separately from the Preferred C, then the Preferred B must be redeemed for the Liquidation Value plus an additional amount which would generate an internal rate of return of 20% to Palladium on the Preferred B investment. Redemption in part

Philipp Brothers Chemicals, Inc.

of Preferred B is only available if at least 50% of the outstanding Preferred B is redeemed. On the third closing anniversary and on each closing anniversary thereafter, the Company may redeem for cash only in whole the Participating Preferred C, at the Liquidation Value plus the Equity Value payment.

At any time after the redemption of PBC's Senior Subordinated Notes due 2008, Palladium shall have the right to require the Company to redeem for cash the Participating Preferred B at the Liquidation Value and the Participating Preferred C at the Liquidation Value plus the Equity Value payment.

In addition, an annual management/advisory fee of $2,250 is payable to Palladium until all of the Preferred Stock is redeemed. Payments are made quarterly in advance.

The Company has amended its existing $35,000 revolving credit facility with PNC Bank to increase the facility to $70,000 and to provide for an additional $15,000 facility for capital expenditure spending. The interest rate under the amended credit agreement, will be the Euro Rate, as defined, plus 2 1/4% - 3% per annum, depending on the Company's operating performance and whether the drawdowns are under the revolving credit facility or the capital expenditure facility. The facilities have a maturity date of three years from the date of closing, that is three years from December 1, 2000, and would require the grant of security interests in substantially all the Company's domestic assets as well as certain of the capital stock of the Company's foreign subsidiaries.

The acquisition will be accounted for in accordance with the purchase method. The purchase price is expected to be allocated to inventory and property, plant and equipment. (Property, plant and equipment include two facilities, Rixensart, Belgium and Guarahols, Brazil). The final allocation and actual lives to be assigned will be determined by an independent valuation to be completed subsequent to closing. The Company will also be assuming the employees in Belgium and Brazil. Following the closing, the Company is operating under a supply agreement with Pfizer in respect of the manufacturing facility in Belgium, pending regulatory approval of the transfer of title, which is expected to occur in the quarter ending March 2001. In addition, the transfer of employees in Belgium is also pending such regulatory approval and is also pending further negotiations of the settlement of the pensions. The Company expects that the transfer of pension obligations is expected to be fully funded by Pfizer. The Company is currently assessing the results of the environmental review, which is expected to be finalized by March 2001. The Company does not expect to incur any significant liabilities arising from the environmental review.

The accompanying unaudited proforma balance sheet reflects the acquisition as if it occurred at September 30, 2000. The accompanying unaudited proforma condensed combined statement of operations reflects the acquisition as if it occurred as of the beginning of the period presented. The financial statements of MFA as of December 31, 1999 included in the Form 8-K/A, consisting of statements of assets acquired and revenues and direct expenses were, as represented by Pfizer in the purchase contracts, prepared in accordance with accounting principles generally accepted in the United States.

The actual results of MFA will be consolidated with the Company from the date of acquisition.

Philipp Brothers Chemicals, Inc.

2. Pro Forma adjustments - Balance Sheet at September 30, 2000

      (a) To record the purchase of the MFA business and related financing based on a preliminary estimate of the purchase price allocation. For purposes of the pro forma balance sheet, no effect has been given to the contingent purchase price payments. The transaction represents a bargain purchase (excluding the contingent payments). Consequently, adjustments to reflect inventory at fair market value result in a reduction in the carrying value of property, plant and equipment. Contingent payments are expected to be allocated first to property, plant and equipment to restore such assets to fair market value with the balance recorded as product intangibles.

        Purchase Price
        Purchase price per contract formula                    $79,651
        Estimated direct costs of acquisition                    6,700
                                                               -------
                                                               $86,351
                                                               -------

        Preliminary allocation
        Inventories at estimated fair values                   $65,651
        Property, plant and equipment                           20,700
                                                               -------
                                                               $86,351
                                                               -------

        Financing
        Issuance of promissory note to Pfizer                  $29,651
        Extension of bank credit facilities *                   15,900
                                                               -------
                                                                45,551
        Issuance of redeemable preferred securities             40,800
                                                               -------
        Financing the acquisition                               86,351
        Bank financing costs *                                   1,600
                                                               -------
                                                               $87,951
                                                               -------

      * The bank facility included under the long-term debt in the historical PBC September 30, 2000 balance sheet of $37,731 has been reclassified to current liabilities (in accordance with generally accepted accounting principles in the United States) in order to conform with the presentation of the bank facilities under the revised terms of the agreement with the Company's bankers.

      (b) The redeemable preferred securities are initially recorded at $40,800, representing proceeds of $45,000, net of costs of issuance of $4,200. In accordance with Article 11 of Regulation S-X, the unaudited pro forma balance sheet gives effect to the acquisition as if it had been consummated at September 30, 2000, hence the preferred securities are required to be recorded at fair-value at this date. Accordingly, the pro forma balance sheet includes a charge of $4,200 to retained earnings to reflect the accretion of the preferred securities to their fair market value as at the closing date. The fair value of the Preferred B stock will need to be accreted to its Liquidation Value, using the interest method, by its mandatory redemption date. In addition, the fair value of Participating Preferred C stock will also need to be accreted to the Equity Value at the Mandatory Redemption Date of 2008. The Equity Value is formula driven and is based on the Equity Value of the combined PBC business as determined by the agreement with Palladium. The accretion to equity value will be charged to retained earnings each balance sheet date through the Mandatory Redemption Date.

      (c) Pursuant to the terms of an agreement with a minority shareholder, who is also an officer of the Company, the Company is required to purchase Class B shares of such shareholder upon his death, disability, termination of employment or upon his exercise of the right to sell such shares at any time at a price based on the book value of the Company's common shares. Adjustments to record the shares at redeemable value are charged or credited to compensation expense.

Philipp Brothers Chemicals, Inc.

3. Pro Forma adjustments - Income Statement for the year ending June 30, 2000 and for the three months ending September 30, 2000

The unaudited proforma income statement assumes the purchase as of the beginning of the period presented. The adjustments which follow are those which are required by Article 11 of Regulation S-X. PBC believes the business will be operated in a different manner than in 1999 as part of Pfizer. The resulting proforma income statement is therefore not indicative of the results had the business been purchased as of the beginning of the respective period. The required preliminary adjustments are as follows:

                                                                        Year             Three Months
                                                                        Ended            Ended
                                                                        June 30,         September 30,
                                                                        2000             2000
                                                                        ----             ----
(a)   Manufacturing costs                                               $6,597          $2,518

      Under the terms of the asset purchase agreement, PBC has entered into transition manufacturing agreements with Pfizer for a periods of 18 to 36 months at contract prices, which PBC believes reflect fair value.
      Accordingly, costs associated with the manufacture of inventory by Pfizer have been adjusted to reflect contract prices.

(b)   Reduction in depreciation expense                                 $706            $177

      The purchase price allocation results in a write-down of property, plant and equipment pursuant to Accounting
      Principles Board Opinion No. 16 "Business Combinations"
      ("APB 16"). Accordingly, a reduction in the depreciation expense on the property, plant and equipment is required.

(c)   Amortization expense                                              ($1,300)        ($325)

      Under the terms of the asset purchase agreement, the Company is required to pay Pfizer contingent payments for a particular product based on a percentage of net revenues of that product. This entry records the amortization expense for the contingent payments that would have occurred on a pro forma basis for the periods presented. A 10 year amortization period reflecting the estimated useful life of the product and related production equipment has been used, and the increase in depreciation has been included in cost of sales.

(d)   Annual management fee payable                                     ($2,250)        ($562)

      Palladium Equity Partners LLC are paid an annual management advisory fee until all of the participating preferred stock is redeemed.

Philipp Brothers Chemicals, Inc.

                                                                        Year            Three Months
                                                                        Ended           Ended
                                                                        June 30,        September 30,
                                                                        2000            2000
                                                                        ----            ----
(e)   Reversal of historic amortization expense                         $291            $73

      To adjust for the amortization included in the historical MFA income statement for intangibles.

(f)   Compensation expense                                              ($1,785)        $107

      To adjust compensation payable on redeemable Common stock - refer to 2 (c) for details.

(g)   Interest expense                                                  ($5,430)        ($1,357)

      To record interest expense at 13% on borrowings of $29,651 payable to Pfizer. In addition, interest expense has been recorded at 9% on the extension of the current facilities by $17,500.

      Each 1/8% change in the interest rate on variable rate debt would increase/decrease interest expense of $23 for the full year and $6 for the three months

(h)   Interest expense - amortization of deferred financing costs       ($533)          ($133)

      To record the increase in the amortization of deferred financing costs

(i)   Tax (expense)/benefit                                             ($10,040)       $598

      To record the estimated income tax effect of the historical financial results of MFA and the unaudited pro forma adjustments using an effective rate of 36%

4. Items excluded from pro forma combined statement of income

The non-recurring impact on cost of sales of the write up of inventory to fair-market value pursuant to Accounting Principles Board Opinion No. 16 "Business Combinations" is not reflected in the unaudited condensed pro forma statement of income.

--------------------------------------------------------------------------------

Statements made in this Form 8-K are forward looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. Such statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements.

Information on other significant potential risks and uncertainties not discussed herein may be found in the Company's filings with the Securities and Exchange Commission included under the caption "Risks Factors" in its form 10-K for the year ended June 30, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHILIPP BROTHERS CHEMICALS, INC.


                                    By:   /s/
                                       -----------------------------------------
                                       Jack C. Bendheim
                                       President

Dated: February 2, 2001


                                       3